UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 21, 2006

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho  83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01       Other Events

On February 21, 2006 the Company issued a press release announcing it had filed a lawsuit against Rambus Inc. alleging that Rambus violated sections of the federal Racketeer Influenced and Corrupt Organizations Act (RICO) and Virginia conspiracy laws through a pattern of illegal conduct.  The full text of the release is attached as Exhibit 99.1 to this Current Report on Form 8K.

Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release dated February 21, 2006

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 21, 2006

Exhibit	Description

99.1	Press Release dated February 21, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	February 22, 2006	By:	/s/ W. G. Stover, Jr.
		Name:	W. G. Stover, Jr.
		Title:	Vice President of Finance and
Chief Financial Officer